Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT to Credit Agreement (this “Amendment”) is entered into as of August 30, 2024 by and between ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (the “Borrower”), and EQUITABLE HOLDINGS, INC. (f/k/a AXA Equitable Holdings, Inc.), a Delaware corporation (the “Lender”).
W I T N E S S E T H:
WHEREAS, the Lender and the Borrower are parties to that certain Credit Agreement, dated as of September 1, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);
WHEREAS, the Lender and the Borrower desire to make certain modifications to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto do hereby agree as follows:
1.Amendments to the Credit Agreement.
(a)The definition of “Final Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:
“Final Maturity Date”. August 31, 2029.
2.Representations and Warranties. The Borrower represents and warrants (as to itself and its Subsidiaries) to the Lender that (i) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) the representations and warranties of the Borrower set forth in the Credit Agreement (as amended by this Amendment) or contained in any certificate furnished by or on behalf of the Borrower pursuant to or in connection with the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (iii) on and as of the Amendment Effective Date (as defined below) no Default or Event of Default has occurred and is continuing.
3.Effectiveness. The amendments provided for by this Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Lender shall have received a counterpart of this Amendment, executed and delivered by each of the Lender, the Borrower and the General Partner.
4.Effect of this Amendment. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed. All references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Credit Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Credit Agreement, as amended by this Amendment, as though the terms and obligations of the Credit Agreement were set forth herein. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.
5.Governing Law. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.
6.Headings. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
7.Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signatures delivered after the date hereof by a party by facsimile transmission shall be deemed an original signature hereto.
Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed
.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.
BORROWER:    ALLIANCEBERNSTEIN L.P.

By:      Name: Paul Anzalone
Title:    Treasurer

GENERAL PARTNER (solely for purposes    ALLIANCEBERNSTEIN CORPORATION
of making the representations set forth in Section 2(i) this Amendment and Sections 5.1.1, 5.1.2, 5.1.3, 5.2 and 5.7 of the Credit Agreement):
By:      Name: Paul Anzalone
Title:    Treasurer

EQH – AllianceBernstein – Signature Page to Second Amendment to Credit Agreement

LENDERS:    EQUITABLE HOLDINGS, INC.

By:      Name: Peter Tian
Title:    Treasurer

EQH – AllianceBernstein – Signature Page to Second Amendment to Credit Agreement